UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2023

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 North Main Street, Porterville, CA 93257
(Address of principal executive offices)	(Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BSRR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)Sierra Bancorp (the “Company”) (Nasdaq: BSRR), the bank holding company for Bank of the Sierra, announced that on January 19, 2023 its Board of Directors approved amendments to the employment agreements of: (1) President and CEO Kevin J. McPhaill; (2) EVP and CFO Christopher G. Treece; (3) EVP, CCO and CRO Hugh F. Boyle; (4) EVP and CBO Michael W. Olague; and (5) EVP and CAO Jennifer A. Johnson to provide certain revised terms in connection with each executive’s change in control benefits. Each executive’s change in control benefits has been revised to provide for a cash payment in the amount of two (2) times the executive’s then current base salary and maximum eligible bonus, less applicable withholding deductions. The amendment was signed and became effective on January 19, 2023.

Item 9.01financial Statements and Exhibits

(d)Exhibits. The information furnished pursuant to this item is set forth in the Exhibit Index, which appears below immediately before the signatures.

EXHIBIT INDEX

Exhibit No.	Description
10.1	First amendment to employment agreement dated as of January 19, 2023 for Kevin J. McPhaill, Chief Executive Officer
10.2	First amendment to employment agreement dated as of January 19, 2023 for Christopher G. Treece, Chief Financial Officer
10.3	Second amendment to employment agreement dated as of January 19, 2023 for Hugh F. Boyle, Chief Credit Officer
10.4	First amendment to employment agreement dated as of January 19, 2023 for Michael W. Olague, Chief Banking Officer
10.5	First amendment to employment agreement dated as of January 19, 2023 for Jennifer A. Johnson, Chief Administrative Officer
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA BANCORP

Dated: January 20, 2023	By:	/s/ Christopher G. Treece
Christopher G. Treece
Executive Vice President &
Chief Financial Officer